SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): August 15, 2003

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-16233	93-1225376

State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization

c/o Bay View Bank
1840 Gateway Drive
San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
Exhibit 99.1

Item 7.     Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1   Monthly Servicer’s Reports dated July 31, 2003

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2000 LJ-1 AUTO TRUST
	BY:	BAY VIEW SECURITIZATION CORPORATION
ORIGINATOR OF TRUST

Dated: August 15, 2003		By:	/s/ Lisa Staab

Lisa Staab
VP, Controller